INCOME TAXES (Details 2) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Net operating loss carryforwards	$ 2,538,400	$ 1,660,200
Capital loss carryforwards	630,100	630,100
Investments	(80,400)	(86,700)
Foreign operations	274,236	103,300
Total deferred tax assets	3,362,336	2,306,900
Valuation allowance	(3,362,336)	(2,306,900)
Net deferred tax assets	$ 0	$ 0